UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2010

UniTek Global Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-28579 (Commission File Number)	75-2233445 (IRS Employer Identification No.)

1777 Sentry Parkway West, Blue Bell, PA (Address of Principal Executive Offices)	19422 (Zip Code)

Registrant’s telephone number, including area code:  (267) 464-1700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Note:  The financial statements filed as exhibits to this Form 8-K are being filed to correct a mathematical error in the Consolidated Statements of Cash Flows of UniTek Holdings, Inc. (“Holdings”), as filed with the Form 8-K/A of UniTek Global Services, Inc. (the “Registrant”) filed on April 12, 2010.  The mathematical error did not impact any of the other financial statement information.

On August 12, 2010, management and the Audit Committee of the Registrant concluded that because of an error in Holdings’ Consolidated Statements of Cash Flows for the years ended December 31, 2008 and 2009, Holdings’ financial statements for those years should be restated in the form attached hereto as Exhibit 99.1, to correct the Consolidated Statements of Cash Flows for those years.

The Registrant has adjusted Holdings’ previously issued Consolidated Statements of Cash Flows for a mathematical error within cash provided from operations on the Consolidated Statements of Cash Flows.  The error relates solely from the characterization of discontinued operations amounts as loss rather than income.  The adjustment affected the reported amounts of cash provided by continuing operations and cash provided by discontinued operations, but had no effect on net cash provided by operating activities.

Officers of the Registrant have discussed the matters disclosed above with Ernst & Young LLP, the Registrant’s independent registered public accounting firm.

As a result of the discovery of the error, management has taken steps to evaluate internal controls and has concluded their design is appropriate.  Management believes that future occurrences of mathematical errors of this type or a similar type will be prevented as a result of proper execution of existing controls.

Item 9.01.	Financial Statements and Exhibits.

The financial statements attached reflect the correction of the mathematical error discussed above and the fact that certain cable operations that began during 2009 were closed and reported as discontinued operations during the first quarter of 2010.  Thus, Holdings’ Consolidated Financial Statements for 2009 have been restated to classify the financial information of these cable businesses as discontinued operations for financial reporting purposes.  These cable operations did not exist in the year ended December 31, 2008.

(d)           Exhibits

23.1	Consent of Ernst & Young LLP
99.1	Report of the Independent Registered Public Accounting Firm, Consolidated Financial Statements of UniTek Holdings, Inc. as of December 31, 2009 and 2008, and for the years then ended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEK GLOBAL SERVICES, INC.

Date: August 13, 2010	By:	/s/ Ronald J. Lejman
Ronald J. Lejman
Chief Financial Officer and Treasurer

EXHIBIT INDEX

23.1	Consent of Ernst & Young LLP
99.1	Report of the Independent Registered Public Accounting Firm, Consolidated Financial Statements of UniTek Holdings, Inc. as of December 31, 2009 and 2008, and for the years then ended.